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                                   EXHIBIT 21

Subsidiaries of United Community Banks, Inc.

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Subsidiary                                                                                        State of Organization
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
United Community Bank                                                                                    Georgia

       United Community Insurance Services, Inc.                                                         Georgia

       Brintech, Inc.                                                                                    Florida

       Union Holdings, Inc.                                                                              Nevada

             Union Investments, Inc.                                                                     Nevada

       United Community Mortgage Services, Inc.                                                          Georgia

United Community Bank                                                                                North Carolina

       Carolina Holdings, Inc.                                                                           Nevada

             Carolina Investments, Inc.                                                                  Nevada

United Community Bank Tennessee                                                                         Tennessee

United Community Capital Trust                                                                          Delaware

United Community Capital Trust II                                                                       Delaware

United Community Statutory Trust I                                                                     Connecticut

Better Government Committee of United Community Banks, Inc.                                              Georgia
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